UNIVERSAL BANK, N.A.

         Class A Credit Card Participation Certificates, Series 1999-[ ]

                        Universal Bank Card Master Trust

                              [ ]% Certificate Rate


                         CLASS A UNDERWRITING AGREEMENT


                                                                      [ ], 1999

[                ]
  as Representative of the Several Underwriters,
[                ]
[                ]


Ladies and Gentlemen:

                  Universal Bank, N.A. (the "Bank"), has conveyed and proposes to continue to convey the Receivables arising from certain consumer revolving credit card accounts and other rights to the Universal Card Master Trust (the "Trust"), and proposes to cause the Trust to sell to the underwriters named in
Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $[ ] aggregate principal amount of [ ]% Class A Asset Backed Certificates, Series 1999-[ ] (the "Class A Certificates") in the Trust. It is understood that the Bank is concurrently entering into a Class B Underwriting Agreement dated the date hereof (the "Class B Underwriting Agreement") among the Bank and the underwriters named in Schedule I thereto (the "Class B Underwriters"), providing for the sale of $[ ] aggregate principal amount of [ ]% Class B Asset Backed Certificates, Series 1999-[ ] (the "Class B Certificates"). The Class A Certificates and the Class B Certificates are referred to herein collectively as the "Certificates".

                  The Receivables have been and will be conveyed by the Bank to the Trust and the Certificates will be issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of April 24, 1998 (the "P&S"), among the Bank, as Seller, Universal Card Services Corp. ("UCS"), as Servicer, and Bankers Trust Company, as trustee (the "Trustee"), and the Series 1999-[ ] Supplement to the Pooling and Servicing Agreement, to be dated as of the Closing Date (as defined in Section 3 below) (the "Supplement"), among the Bank, as Seller, UCS, as Servicer, and the Trustee. The P&S and the Supplement are referred to herein collectively as the "Pooling and Servicing Agreement". The Class A Certificates will represent undivided interests in certain assets of the Trust and will be sold pursuant to this Agreement. The Trust will also issue $[ ] aggregate principal amount of Class B Certificates which will be sold pursuant to the Class B Underwriting Agreement. This Agreement and the Class B Underwriting Agreement are referred to herein collectively as the "Underwriting Agreements". In addition, the Bank, as Seller, UCS, as Servicer, the Trustee and [ ], as agent for the Collateral Interest Holder (the "Agent"), acting by and through its New York branch (the "Branch"), will enter into a Loan Agreement to be dated as of the Closing Date (the "Loan Agreement") pursuant to which the purchaser of the Collateral Interest (the "Collateral Interest Holder") will purchase $[ ] aggregate initial principal amount of Collateral Interest (the "Collateral Interest").

                  Capitalized terms used herein without definition shall have the meanings set forth in the Supplement.

                  Section 1. Representations and Warranties of the Bank. The Bank represents and warrants to, and agrees with, each Underwriter as set forth in this Section 1. Certain terms used in this Section 1 are defined in paragraph
(a) below.

                  (a) The Bank meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-9309) on such Form, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Class A Certificates. The Bank may have filed one or more amendments thereto, including the related preliminary prospectus, each of which amendments has previously been furnished to the Underwriters. The Bank will next file with the Commission a final basic prospectus and final prospectus supplement relating to the Class A Certificates in accordance with Rules 415 and 424(b)(2) or (5) under the Act. The Bank has included in such registration statement, as amended at the Effective Date, all information required by the Act and the rules thereunder to be included in such registration statement. As filed, such amendment and form of final prospectus supplement, or such final basic prospectus or final prospectus supplement, shall include all such required information, with respect to the Class A Certificates and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus that has previously been furnished to the Underwriters) as the Bank has advised the

Underwriters, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertakings specified by item 512(a) of Regulation S-K, the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

                   The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph. "Basic Prospectus" shall mean the prospectus referred to above contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the prospectus supplement relating to the Class A Certificates that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus (as such Basic Prospectus may have been amended and together with any supplements thereto) or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus supplement relating to the Class A Certificates, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Act or rules thereunder, including incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. "Rule 424","Rule 415" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, the Basic Prospectus or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus or Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Basic Prospectus or Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (b) On the Effective Date, the Registration Statement did or will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Bank makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to the Bank by or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

                  (c) The Bank is an association duly organized, validly existing and in good standing as a licensed national banking association under the laws of the United States, and has all requisite power and authority to own its properties and conduct its business as presently conducted and to execute, deliver and perform this Agreement, to authorize the issuance of the Certificates and to consummate the transactions contemplated hereby.

                  (d) The execution, delivery and performance by the Bank of the Underwriting Agreements, the Pooling and Servicing Agreement, the Loan Agreement, the Depository Agreement, and the issuance of the Certificates and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings.

                  (e) This Agreement has been duly executed and delivered by the Bank.

                  (f) The Bank has authorized the conveyance of the Receivables to the Trust, and the Bank has authorized the Trust to issue and sell the Certificates.

                  (g) The Bank has delivered to the Underwriters complete and correct copies of (i) publicly available portions of the Consolidated Reports of Condition and Income of the Bank for the years ended December 31, 1997 and 1998, as submitted to the Comptroller of the Currency; and (ii) the December 31, 1996, 1997 and 1998, audited consolidated balance sheets of Citicorp (parent of the Bank) which are included in Citicorp's 1998 Annual Report on Form 10-K. Except as set forth in or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of the Bank since December 31, 1998.

                  (h) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Loan Agreement and the Certificates, shall have been paid or will be paid by the Bank at or prior to the Closing Date to the extent then due.

                  (i) The Certificates have been duly and validly authorized. The Certificates, when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement, will conform in all material respects to the descriptions thereof contained in the Prospectus and will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

                  Section 2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the covenants, representations and warranties herein set forth, the Bank agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase, the respective initial principal amount of Class A Certificates set forth opposite such Underwriter's name in Schedule I hereto. The purchase price for the Class A Certificates shall be equal to [ ]% of the aggregate initial principal amount of the Class A Certificates.

                  Section 3. Delivery and Payment. Delivery of and payment for the Class A Certificates shall be made at the offices of [ ], 1999, at 10:00 a.m., New York City time, on [ ], 1999, or at such later date (not later than [ ], 1999) as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Bank (such date and time of delivery and payment for the Class A Certificates being referred to herein as the "Closing Date"). Delivery of one or more global certificates representing the Class A Certificates shall be made to the accounts of the several Underwriters against payment by the several Underwriters of the purchase price therefor to or upon the order of the Bank by one or more wire transfers or checks in Federal (same day) Funds. The global certificates to be so delivered shall be registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The interests of beneficial owners of the Class A Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Class A Certificates representing the Class A Certificates will be available only under limited circumstances.

                  The Bank agrees to have the global certificates or the Definitive Class A Certificates available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

                  Section 4. Offering by Underwriters. (a) It is understood that the Underwriters propose to offer the Class A
Certificates for sale to the public as set forth in the Prospectus.

                  (b) Each Underwriter agrees that if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it will not effect any transaction in the Class A Certificates within the United States or induce or attempt to induce the purchase of or sale of the Class A Certificates within the United States, except that it shall be permitted to make sales to the other Underwriters or to its United States affiliates; provided that such sales are made in compliance with an exemption of certain foreign brokers or dealers under Rule 15a-6 under the Exchange Act, and in conformity with the Rules of Fair Practice of the NASD as such Rules apply to non-NASD brokers or dealers.

                  (c) Each Underwriter represents and agrees that (i) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Class A Certificates in, from or otherwise involving the United Kingdom; (ii) it has only issued, distributed or passed on and will only issue, distribute or pass on in the United Kingdom any document received by it in connection with the issue of the Class A Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or persons to whom such document may otherwise lawfully be issued, distributed or passed on; (iii) if it is an authorized person under Chapter III of Part I of the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02(2) of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described in the Prospectus if that person is of a kind described either in section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991; and (iv) it is a person of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996.

                  Section 5. Agreements. The Bank covenants and agree with the Underwriters that:

                  (a) The Bank will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If filing of the Prospectus is required under Rule 424(b), the Bank will file the Prospectus, properly completed, and any supplement thereto, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Bank will promptly advise the Underwriters (i) when the Registration Statement, and any amendment thereto, if not yet effective at the Execution Time, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and (v) of the receipt by the Bank of any notification with respect to the suspension of the qualification of the Class A Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Bank will not file any amendment of the Registration Statement or supplement to the Prospectus unless a copy has been furnished to the Underwriters, for review by the Underwriters prior to such filing if the Underwriters shall have not yet completed their distribution of the Certificates, and after such filing if the Underwriters shall have completed their distribution of the Certificates. The Bank will use its reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a Prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which such Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to supplement such Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Bank promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, a supplement that will correct such statement or omission or an amendment that will effect such compliance.

                  (c) As soon as practicable, and in no case later than 16 months after the Closing Date, the Bank will make generally available to Certificateholders and to the Underwriters an earnings statement or statements of the Trust that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Bank will furnish to the Underwriters and counsel to the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Underwriters may reasonably request.

                  (e) The Bank will pay all expenses incidental to the performance of its obligations under this Agreement, including, without limitation, (i) expenses of preparing, printing and reproducing the Registration Statement, the Prospectus, this Agreement, the Pooling and Servicing Agreement, the Loan Agreement, the Depository Agreement and the Class A Certificates, (ii) any fees charged by any rating agency for the rating of the Class A Certificates, (iii) any expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with qualification of the Class A Certificates for sale under the laws of such jurisdictions as the Underwriters designate, (iv) reasonable fees and expenses of Cravath, Swaine & Moore in its role as special Federal tax and ERISA counsel for the Bank and the Trust, (v) any expenses incurred by the Underwriters in connection with listing the Class A Certificates on the Luxembourg Stock Exchange, (vi) the cost of delivering the Class A Certificates to the offices of the Underwriters, insured to the satisfaction of the Underwriters, (vii) the fees and expenses of the Trustee and its counsel and (viii) the fees and expenses of the Bank's accountants (it being understood that, except as provided in paragraph (d) and this paragraph (e) and in Sections 7 and 8 hereof, the Underwriters will pay their own expenses, including the expense of preparing, printing and reproducing any agreement among underwriters, the fees and expenses of Cravath, Swaine & Moore in its role as counsel to the Underwriters, any transfer taxes on resale of any of the Class A Certificates by them and advertising expenses connected with any offers that the Underwriters may make).

                  (f) The Bank will arrange for the qualification of the Class A Certificates for sale under the laws of such jurisdictions as the Underwriters may designate, will maintain such qualifications in effect so long as required for the distribution of the Class A Certificates and will arrange for the determination of the legality of the Class A Certificates for purchase by institutional investors.

                  (g) For so long as the Class A Certificates are outstanding, the Bank shall deliver to the Underwriters by first-class mail and as soon as practicable a copy of all reports and notices delivered to the Trustee or the Certificateholders under the Pooling and Servicing Agreement or to the Agent under the

Loan Agreement, and any other material relating to the Bank or the Trust that is reasonably available to the Bank and necessary for any Underwriter to deliver a prospectus in connection with market-making activities as required by the rules and regulations of the Commission.

                  (h) For so long as the Class A Certificates are outstanding, the Bank will furnish to the Underwriters (i) as soon as practicable after the end of each fiscal year, all documents required to be distributed to Class A Certificateholders or filed with the Commission and (ii) as soon as practicable after filing, any other information concerning the Bank filed with any government or regulatory authority which is otherwise publicly available, as the Underwriters may reasonably request. The Bank will register the Certificates under the Exchange Act within 120 days after the end of the fiscal year of the Trust during which the offering of the Certificates to the public occurred.

                  (i) To the extent, if any, that any rating provided with respect to the Class A Certificates set forth in Section 6(m) hereof is conditional upon the furnishing of documents reasonably available to the Bank, the Bank shall furnish such documents.

                  Section 6. Conditions of Underwriters' Obligation. The obligation of the Underwriters to purchase and pay for the Class A Certificates on the Closing Date shall be subject to the accuracy of the representations and warranties of the Bank contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Bank made in any certificates delivered pursuant to the provisions hereof, to the performance by the Bank of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters shall agree in writing to a later time, the Registration Statement shall have become effective not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Prospectus, and any supplements thereto, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Bank shall have delivered to the Underwriters a certificate, dated the Closing Date, signed by its Chairman of the Board, President, Vice Chairman of the Board, Executive Vice President, Senior Vice President, Vice President, principal financial officer, principal accounting officer, treasurer or cashier to the effect that the signer of such certificate has carefully examined the Underwriting Agreements, the Pooling and Servicing Agreement, the Loan Agreement, the Prospectus (and any supplements thereto) and the Registration Statement and that:

                  (i) the representations and warranties of the Bank in this Agreement are true and correct at and as of the Closing Date as if made on and as of the Closing Date (except to the extent they expressly relate to an earlier date, in which case the representations and warranties of the Bank are true and correct as of such earlier date);

                  (ii) the Bank has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

                  (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the signer, threatened; and

                  (iv) since the date of the most recent financial statements of the Bank delivered to the Underwriters pursuant to Section 1(g) hereof, there has been no material adverse change in the condition (financial or otherwise) of the Bank whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement and the Prospectus.

                  (c) The Underwriters shall have received from Walter M. Korchun, Senior Vice President and General Counsel of UCS, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel to the Underwriters, to the effect that:

                  (i) UCS has been duly organized as a corporation and is validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full corporate power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Underwriting Agreements, the Loan Agreement, the Depository Agreement and the Pooling and

         Servicing Agreement and to perform its obligations and transactions contemplated hereby and thereby;

                  (ii) the Pooling and Servicing Agreement, the Loan Agreement, the Depository Agreement, the Underwriting Agreements and the Certificates have each been duly authorized, executed and delivered by the Bank;

                  (iii) neither the execution nor the delivery of the Underwriting Agreements, the Pooling and Servicing Agreement, the Loan Agreement or the Depository Agreement nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates, the Underwriting Agreements, the Pooling and Servicing Agreement, the Loan Agreement or the Depository Agreement will conflict with or violate, result in a material breach of or constitute a default under (A) any term or provision of the charter or by-laws of UCS or the Bank or any statute or regulation currently applicable to UCS or the Bank, (B) any term or provision of any order known to such counsel to be currently applicable to UCS or the Bank of any court, regulatory body, administrative agency or governmental body having jurisdiction over UCS or the Bank, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which UCS or the Bank is a party or by which UCS or any of their properties are bound;

                  (iv) except as otherwise disclosed in the Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Trust, the Certificates, the Pooling and Servicing Agreement, the Underwriting Agreements, the Loan Agreement or the Depository Agreement or any of the transactions contemplated herein or therein or with respect to UCS or the Bank which, in the case of any such action, suit or proceeding with respect to UCS or the Bank if adversely determined, would have a material adverse effect on the Certificateholders or the Trust or upon the ability of UCS or the Bank to perform its obligations under the Pooling and Servicing Agreement.

                  (v) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the execution and delivery by UCS or the Bank of the Certificates or any of the transactions contemplated in the Underwriting Agreements, the Pooling and Servicing Agreement, the Loan Agreement or the Depository Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Certificates by the Underwriters and the Class B Underwriters and such filings or other approvals (specified in such opinion) as have been made or obtained;

                  (d) The Underwriters shall have received from counsel to the Bank, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel to the Underwriters, to the effect that:

                  (i) the Pooling and Servicing Agreement and the Loan Agreement have each been duly authorized, executed and delivered by the Bank and each constitutes the legal, valid and binding agreement of the Bank enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to the application of general principles of equity);

                  (ii) the Underwriting Agreements have been duly authorized, executed and delivered by the Bank;

                  (iii) the Certificates have been duly authorized and, when executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and in the case of the Class A Certificates delivered to and paid for by the Underwriters pursuant to this Agreement, and, in the case of the Class B Certificates, delivered to and paid for by the Class B Underwriters pursuant to the Class B Underwriting Agreement, will be validly issued and outstanding, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to the application of general principles of equity) and will be entitled to the benefits of the Pooling and Servicing Agreement;

                  (iv) neither the execution nor the delivery of the Underwriting Agreements, the Pooling and Servicing Agreement, the Loan Agreement or the Depository Agreement nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates, the Underwriting Agreements, the Pooling and Servicing Agreement, the Loan Agreement or the Depository Agreement will conflict with or violate, result in a material breach of or constitute a default under any Federal or New York statute or regulation currently applicable to the Trust;

                  (v) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any Federal or New York court or governmental body or agency is required for the consummation by the Trust of the transactions contemplated in the Underwriting Agreements, the Pooling and Servicing Agreement, the Depository Agreement or the Loan Agreement or in connection with the issuance of the Certificates, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class A Certificates by the Underwriters and the Class B Underwriters and such filings or approvals as have been made and obtained;

                  (vi) the Registration Statement has become effective under the Act; any required filing of the Prospectus or any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened; the Registration Statement and the Prospectus (and any supplements thereto) (other than financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                  (vii) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended. The Trust is not now, and following the sale of the Certificates to the Underwriters and the Class B Underwriters will not be, required to be registered under the Investment Company Act of 1940, as amended;

                  (viii) such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (and any supplements thereto) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than financial and statistical information contained therein as to which such counsel need express no opinion);

                  (ix) the Certificates, the Underwriting Agreements, the Loan Agreement and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus (and any supplements thereto); and

                  (x) the statements in the Registration Statement under the heading "Certain Legal Aspects of the Receivables" (other than "Consumer Protection Laws") to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, are correct in all material respects.

                  In rendering such opinion counsel may rely (A) as to clauses
(i), (ii) and (xi) of this paragraph (d), insofar as they relate to the Bank, on the opinion of Walter M. Korchun, General Counsel of UCS, (B) as to matters involving the application of laws other than the General Corporation Law of the State of Delaware or laws of any jurisdiction other than the State of New York and the United States, to the extent deemed proper and stated in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to the Underwriters and counsel to the Underwriters, and (C) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, the Bank and public officials.

                  (e) The Underwriters shall have received from Cravath, Swaine & Moore, (i) in its capacity as counsel to the Underwriters, a favorable opinion dated the Closing Date, with respect to the issuance and sale of the Certificates, the Pooling and Servicing Agreement, the Registration Statement, the Prospectus and such other related matters as the Underwriters may reasonably require; and (ii) in its capacity as special Federal tax and ERISA counsel for the Bank and the Trust, a favorable opinion dated the Closing Date, to the effect that the statements in the Registration Statement and the Basic Prospectus under the heading "Tax Matters" (other than "Limits of the Discussion") accurately describe the material Federal income tax consequences to holders of the Certificates, and the statements in the Registration Statement and the Basic Prospectus under the heading "Benefit plan investors", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Certificates under ERISA; and the Bank shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on all such matters.

                  In giving their opinion, Cravath, Swaine & Moore may rely (A) upon the opinions of counsel delivered pursuant to subsection (c) above, (B) as to matters involving the application of laws of any jurisdiction other than the State of New York, the United States or the General Corporation Law of the State of Delaware, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable, and (C) as to matters of fact, to the extent deemed proper and as stated therein on certificates of responsible officers of the Trust, the Bank, and public officials. References to the Prospectus in this paragraph (e) include any supplements thereto.

                  (f) At the Execution Time and at the Closing Date, KPMG LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, confirming that they are certified independent public accountants and stating in effect that (i) they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Trust and the
Bank) set forth in the Registration Statement and the Prospectus (and any supplements thereto), agrees with the accounting records of the Trust and the Bank, excluding any questions of legal interpretation, and (ii) they have performed certain specified procedures with respect to the computer programs used to select the initial Eligible Accounts and to generate information with respect to the Accounts set forth in the Registration Statement and the Prospectus (and any supplements thereto).

                  (g) The Underwriters shall have received evidence satisfactory to them that, on or before the Closing Date, UCC-1 financing statements have been filed in the offices of the Secretaries of State of Florida and Georgia and such other jurisdictions as counsel to the Bank deems appropriate to reflect the interest of the Trust in the Receivables and the proceeds thereof.

                  (h) The Loan Agreement shall have been duly authorized, executed and delivered by each party thereto on or prior to the Closing Date.

                  (i) The Underwriters and the Bank shall have received from counsel to the Agent admitted in [ ] (with respect to the Agent, the "Home Country"), reasonably acceptable to the Underwriters and the Bank, favorable opinions, dated the Closing Date and satisfactory in form and substance to the Underwriters, counsel to the Underwriters, the Bank and their counsel, to the effect that:(1)

                  (i) the Agent is a corporation duly organized and validly existing under the laws of the Home Country and has the corporate power and authority under the laws of the Home Country to execute, deliver and perform its obligations under the Loan Agreement through the Branch;

--------
   1 Adapt to each specific Home Country.

                  (ii) the Loan Agreement has been duly authorized and, when executed and delivered by the Agent through the Branch, will constitute the valid and legally binding obligation of the Agent enforceable against the Branch in accordance with its terms, subject, as to enforcement, to (A) bankruptcy, insolvency, reorganization, liquidation, readjustment of debt and other laws and equitable principles relating to or affecting the enforcement of creditors' rights generally as they may be applied in the event of the bankruptcy, insolvency, reorganization, liquidation or readjustment of debt of, or the appointment of a receiver with respect to the property of, or a similar event applicable to, the Branch, and (B) the effect of any moratorium or similar occurrence affecting the Branch;

                  (iii) the Loan Agreement is enforceable in accordance with its terms against the Agent's head office in the Home Country if the Branch defaults in its obligations thereunder, subject, as to enforcement, to
         (A) bankruptcy, insolvency, reorganization, liquidation, readjustment of debt and other laws and equitable principles relating to or affecting the enforcement of creditors' rights generally as they may be applied in the event of the bankruptcy, insolvency, reorganization, liquidation or readjustment of debt of, or the appointment of a receiver with respect to the property of, or a similar event applicable to, the Agent, and (B) the effect of any moratorium or similar occurrence affecting the Agent;

                  (iv) no consent or approval of any governmental authority in the Home Country is required as a condition to the validity of the Loan Agreement;

                  (v) the choice of the law of the State of New York to govern the Loan Agreement is valid under the laws of the Home Country, and a court in the Home Country would uphold such choice of law in a suit, action or other proceeding on the Loan Agreement brought in a court of the Home Country; and

                  (vi) any judgment for a fixed and definite sum of money rendered by the courts of the State of New York or the United States of America located in the State of New York, in respect of any suit, action or other proceeding against the Branch for the enforcement of the Loan Agreement will, upon request, be declared valid and enforceable against the Agent by the competent courts of the Home Country, without reexamination of the matters adjudicated upon, if such judgment is not subject to appeal and is enforceable according to the laws of the State of New York or United States Federal law. However, such judgment will not be enforced if its contents are in violation of fundamental principles of the Home Country legal system or if it has been rendered in violation of such principles. As a general rule it can be stated that judgments of United States Federal courts and of courts of the State of New York are enforceable in the Home Country, and such counsel knows of no reason why such judgments would be a violation of the fundamental principles of the Home Country legal system.

                  (j) The Underwriters and the Bank shall have received from United States counsel for the Agent reasonably acceptable to the Underwriters and the Bank, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters, counsel to the Underwriters, the Bank and their counsel to the effect that:

                  (i) the Agent is licensed by the Superintendent of Bank of the State of New York to maintain a branch for the conduct of a banking business at the Branch's address in New York City;

                  (ii) no authorization, consent or approval of or by any governmental authority of the United States or the State of New York is necessary for the execution, delivery and performance by the Agent or the Branch of the Loan Agreement, except such authorizations, consents and approvals as are in full force and effect;

                  (iii) the Loan Agreement has been duly authorized, executed and delivered by the Branch; and

                  (iv) the Loan Agreement constitutes the legal, valid and binding obligation of the Agent and the Branch, enforceable against the Agent and the Branch in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally, as such laws may be applied in the event of a bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar proceedings of or affecting the Agent or the Branch, and subject to the application of general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity.

                  (k) The Underwriters and the Bank shall have received from Orrick, Herrington & Sutcliffe LLP, counsel for the Trustee, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel to the Underwriters, the Bank and its counsel, to the effect that:

                  (i) the Trustee has been duly incorporated and is validly existing as a banking corporation under the laws of the State of New York, and has the power and authority

         (corporate and other) to enter into, and to take all action required of it under the Pooling and Servicing Agreement and the Loan Agreement;

                  (ii) the Pooling and Servicing Agreement and the Loan Agreement have each been duly authorized, executed and delivered by the Trustee and each constitutes a legal, valid and binding agreement of the Trustee, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar laws affecting the enforcement of rights of creditors against the Trustee generally, as such laws would apply in the event of bankruptcy, insolvency, liquidation or reorganization or any moratorium or similar occurrence affecting the Trustee, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iii) the Certificates have been duly authenticated and delivered by the Trustee;

                  (iv) the execution and delivery of the Pooling and Servicing Agreement and the Loan Agreement by the Trustee and the performance by the Trustee of the terms of each do not conflict with or result in a violation of (A) any law of the United States of America or the State of New York or any regulation governing the banking or trust powers of the Trustee, or (B) the articles of incorporation or by-laws of the Trustee; and

                  (v) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with its execution and delivery of the Pooling and Servicing Agreement and the Loan Agreement or the performance by the Trustee of the terms of the Pooling and Servicing Agreement and the Loan Agreement.

                  (l) The Underwriters and the Bank shall have received from Williams, Parker, Harrison, Dietz & Getzen a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters, the Bank and its counsel to the effect that:

                  (i) insofar as the Georgia UCC is applicable (without regard to principles of conflicts of laws), except for any Receivable that is evidenced by an instrument or chattel paper, the Receivables will constitute either "general intangibles" or "accounts," in each case as defined under the Georgia UCC Section 9-106.

                  (ii) if the transfer of the Receivables to the Trustee pursuant to the Pooling and Servicing Agreement constituted a true sale of the Receivables to Trustee, then, to the extent that Georgia law governs the perfection and the effect of perfection or nonperfection of such sale:

                           (a) with respect to Receivables in existence on the
                  date hereof, such sale transferred all of the right, title, and interest of the Bank in and to such Receivables, free and clear of any Liens now existing or hereafter created, but subject to the rights of the Transferor or any Additional Transferor as the holder of the Transferor's Certificate;

                           (b) with respect to Receivables which come into
                  existence after the date hereof, upon creation of such Receivables and the subsequent transfer of such Receivables to Trustee in accordance with the Pooling and Servicing Agreement and receipt by the Bank of the consideration therefor required pursuant to the Pooling and Servicing Agreement, such sale will transfer all of the right, title, and interest of the Bank in and to such Receivables to Trustee, free and clear of any Liens, but subject to the rights of the Transferor or any Additional Transferor as the holder of the Transferor's Certificates;

         and, in either case, no further action will thereafter be required under the Georgia UCC to protect Trustee's ownership interest in such Receivables against creditors of, or subsequent purchasers from, the Bank. However, if the Receivables constitute "general intangibles" rather than "accounts," in each case as defined in the Georgia UCC
         Section 9-106, it is arguable that Trustee's ownership interest with respect to Receivables which come into existence after the date hereof will be subject to Liens which are in existence on the day such Receivables come into existence. Nonetheless, a Georgia court, following proper consideration of prevailing commercial practices and other relevant factors, should hold that Trustee's ownership is not subject to such Liens. Unless the Obligor in respect of a Receivable has received notice of the assignment thereof (such notice not being contemplated by the Pooling and Servicing Agreement): (i) in the event a Georgia court deems that the State of Georgia-Financing Statement-UCC-1 and Schedule I thereto do not constitute notice of Trustee's ownership interest therein to either the Obligor or second assignees of such Receivable, bona fide second assignees of such Receivable may be deemed in certain instances to have a superior interest in such Receivable; and (ii) bona fide payments made by such Obligor to the Bank, or a second assignee of such Receivable (as to which such Obligor has received notice of such assignment) will discharge such

         Obligor's obligations to the extent of such payment, and such payment will be recoverable only from the Bank, or, in certain cases, such second assignee, as the case may be.

                  (iii) if the transfer of the Receivables to Trustee pursuant to the Pooling and Servicing Agreement does not constitute a true sale of such Receivables to Trustee, assuming that the Bank has rights in the Receivables and the proceeds thereof, and that the Trustee gives value to the Bank under the Pooling and Servicing Agreement, then, insofar as the Georgia UCC is applicable (without regard to principles of conflicts of laws), the Pooling and Servicing Agreement creates a valid security interest in favor of Trustee in, the Bank's right, title, and interest in and to such Receivables and the proceeds thereof securing the obligations of the Bank thereunder. Such security interest constitutes a perfected security interest in such Receivables and the proceeds thereof subject to no prior or equal Liens, enforceable as such against creditors of, and subsequent purchasers from the Bank.

                  (m) The Class A Certificates shall be given the highest investment grade rating by Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Ratings Services ("S&P"), and neither S&P nor Moody's shall have placed the Class A Certificates under review with possible negative implications.

                  (n) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust, the Bank or Citicorp the effect of which, in any case referred to above, is, in the judgment of the Underwriters (after consultation with the Bank), so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Certificates as contemplated by the Registration Statement and the Prospectus (and any supplements thereto).

                  (o) The Bank shall have used its best efforts to cause the Class A Certificates to be approved for listing on the Luxembourg Stock Exchange on or before the Closing Date.

                  (p) Simultaneously with or prior to the Closing, $[ ] aggregate principal amount of the Class B Certificates shall have been sold to the Class B Underwriters.

                  (q) Simultaneously with or prior to the Closing $[ ] aggregate principal amount of Collateral Interest shall have been sold to the Collateral Interest Holder.

                  (r) The Underwriters and counsel to the Underwriters shall have received such information, certificates and documents as the Underwriters or counsel to the Underwriters may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel to the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancelation shall be given to the Trust and the Bank in writing or by telephone or telegraph confirmed in writing.

                  Section 7. Reimbursement of Expenses. If the sale of the Class A Certificates provided for herein is not consummated because any condition to obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Bank to perform any agreement herein or to comply with any provision hereof other than by reason of a default by the Underwriters, the Bank will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Class A Certificates.

                  Section 8. Indemnification and Contribution. (a) The Bank agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Certificates as originally filed or in any amendment thereof, or in any Preliminary Prospectus, the Basic Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Bank will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Bank by or on behalf of any Underwriter specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Class A Certificates which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Class A Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Bank may otherwise have.

                  (b) Each Underwriter, severally, agrees to indemnify and hold harmless the Bank, each of its directors, each of the officers who signs the Registration Statement, and each person who controls the Bank within the meaning of the Act, to the same extent as the foregoing indemnities from the Bank to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Bank by or on behalf of such Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Bank acknowledge that the statements relating to the Underwriters and this Agreement set forth in the second sentence under the heading "General risk factors"--"You may not be able to resell your certificates" and the statements under the heading "Underwriting" in any Preliminary Prospectus, the Basic Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in any Preliminary Prospectus, the Basic Prospectus or the Prospectus, and each Underwriter confirms that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party similarly notified, to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                  (d) To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Bank, on the one hand, and the Underwriters, on the other, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Bank and the Underwriters may be subject in such proportion so that the Underwriters shall be responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing thereon and the Bank shall be responsible for the balance; provided, however, that (i) in no case shall any Underwriter (except as may be provided in the agreement among underwriters relating to the offering of the Class A Certificates) be responsible for any amount in excess of the underwriting discount applicable to the Class A Certificates purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Bank within the meaning of the Act, each officer of the Bank who shall have signed the Registration Statement and each director of the Bank shall have the same rights to contribution as the Bank, as the case may be, subject in each case to clauses (i) and (ii) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against any other party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(d).

                  Section 9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Bank prior to delivery of and payment for the Class A Certificates, if prior to such time (i) trading in securities generally on the New York or Luxembourg Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such other Exchange, (ii) a banking moratorium shall have been declared by Federal, New York state authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States of America, Japan or Europe is such as to make it, in the judgment of the Underwriters, impractical or inadvisable to market the Class A Certificates.

                  Section 10. Representations and Indemnities To Survive. The respective agreements, representations, warranties, indemnities and other statements of the Trust, the Bank or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Trust, the Bank or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Class A Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

                  Section 11. Notices. All communications hereunder shall be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and
confirmed to them c/o [                            ], [ADDRESS],
Attention of [           ] and, if sent to the Bank, will be
mailed, delivered or telegraphed and confirmed to it at [ADDRESS], attention of General Counsel.

                  Section 12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

                  Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

                  Section 14. Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  Section 15. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Class A Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Class A Certificates set forth opposite their names in Schedule I hereto bears to the aggregate amount of Class A Certificates set forth opposite the names of all the remaining Underwriters) the Class A Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Class A Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Class A Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Class A Certificates, and if such nondefaulting Underwriters do not purchase all the Class A Certificates, this Agreement will terminate without liability to any nondefaulting Underwriter, the Trust or the Bank. In the event of a default by any Underwriter as set forth in this Section 15, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus (and any supplements thereto) or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Bank and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  Section 16. Representation of Underwriters. The Representative will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

                  If you are in agreement with the foregoing, please sign two counterparts hereof and return one to the Bank, whereupon this letter and your acceptance shall become a binding agreement among the Bank and the several Underwriters.


                                               Very truly yours,

                                               UNIVERSAL BANK, N.A.,


                                               by___________________________
                                               Name:
                                               Title:



ACCEPTED AND AGREED:

[                  ]


by___________________________
Name:
Title:

For itself and the other
several Underwriters named in
Schedule I to the foregoing

                                                                      SCHEDULE I





-------------------------------------------------      ------------------------
                 Underwriter                                   Principal Amount
[                  ].............................                $[          ]
[                  ].............................                 [          ]
[                  ].............................                 [          ]
Total ...........................................                 [          ]
                                                                  ============